--------------------------------------------------------------------------------

                          PROFIT FUNDS INVESTMENT TRUST

                                PROFIT VALUE FUND


                               SEMI-ANNUAL REPORT
                                 March 31, 2001
                                   (Unaudited)


      INVESTMENT ADVISER                                   ADMINISTRATOR
      ------------------                                   -------------
 INVESTOR RESOURCES GROUP, LLC                    INTEGRATED FUND SERVICES, INC.
8720 Georgia Avenue, Suite 808                             P.O. Box 5354
 Silver Spring, Maryland 20910                      Cincinnati, Ohio 45201-5354
                                                          1.888.744.2337
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                              May 08, 2001
================================================================================

Dear Profit Value Fund Shareholder:

Congratulations on staying the course during one of the worst stock market environments to own stocks in quite a while. Many mutual fund investors were probably shocked when they received their mutual fund statements for the first quarter. According to Morningstar, Inc. the average 12-month total return as of March 31, 2001 of the 6,414 domestic equity funds that Morningstar tracks was a negative 15%. The pause in the rapid growth of the U.S. market this past year as compared to the previous three years is a reminder that investors should be diversified and cautious in equity investing. You have proven your focus in investing is on the long term and you will be rewarded again for your wise investment decision.

We told you last November in our annual report letter that it was our belief that the Federal Reserve Open Market Committee would move to lower interest rates early in 2001 and we have been proven correct. An early January cut in rates of 1/2 of 1% caused an explosive rally, especially in the technology and telecom sectors. However, profit growth and profit expectations were being revised lower at such a clip that a very aggressive compression in price to earnings multiples began to resurface resulting in much lower stock prices by March 31, 2001. Two additional rate cuts by the Fed of 1/2 of 1% each did little to stop the falling equity prices.

Investors may be too pessimistic currently. Although there is still a risk of recession in 2001 and concern over further earnings disappointments, PE multiples are the lowest they have been in three years and we are aggressive buyers. We believe the catalysts for a higher market level than today later this year include these:

1. The median P/E of just over 16 times in the S&P 500 approaches levels not seen for 4 or 5 years. With earnings cyclically depressed and capable of returning to 10% plus growth, stock values are quite attractive;

2. Investors are selling securities without regard to fundamentals in much the same way as they were buying securities without regard to fundamentals 13 months ago. We take extreme comfort in realizing that valuation and available cash to invest are distinct positives encouraging investing today;

3. Cash inside of equity funds stands at levels not seen since the global chaos of late 1998. Money market funds assets are at an all-time high when compared to the value of all U.S. equity funds. Ironically, money market assets are up 25% when compared to last year's levels and the S&P 500 is down 25%;

For the semi-annual period ended March 31, 2001, the Profit Value Fund closed at a net asset value of $16.92 per share. The Fund's total return over the trailing 3 years of 10.5% reflects its outperformance compared to its S&P 500 Index benchmark's total return of 3.1%.

A review of the Profit Value Fund's performance during the volatility of 2001 shows our 1.4% return year to date through May 7, 2001 as the best performing large cap growth fund according to Lipper Analytical Services, Inc. Close readers of this report will notice that I referred to the Profit Value Fund in Lipper's Large Cap Growth Category. Lest you think the bright lights of Wall Street Week, CNBC, CNNFN, and the cover of Black Enterprise magazine have made me daffy, let me explain. I suppose because of our recognition of technology as an undervalued sector even while sporting PE ratios above the traditional value benchmarks; Lipper has changed the Fund's rating category. So, in the interest of full disclosure, the Profit Value Fund is ranked 1st year to date among the 773 funds, 5th over the one year period among the 699 funds and 20th over the 3 year period among the 464 funds, all for the period ending May 7, 2001, in Lipper's Large Cap Growth category. If we remained in the Large Cap Value category the Profit Value Fund would rank 3rd over the same 3 year period of the 111 funds in Lipper's Large Cap Value Category and exceed the average negative 0.9% year to date return of the category. In addition, the Profit Value Fund has received Morningstar's highest rating of 5 stars among its 4,363 domestic equity funds for the three-year period ended May 7, 2001.

As a practical matter, we do not believe growth or value categorization of mutual funds as defined by many analysts is relevant. A review of Fund returns over a three-year period shows a dramatic narrowing of the gap between value and growth funds with each logging the similar return of 3.5% average annual total return as of March 31, 2001. We will continue to do our best to give you outperformance for as long as you entrust us with your assets regardless of the category in which we " fit " according to Lipper. As insight last year at this time we were the best performing fund year to date under Large Cap Value; this year at this time we are the best performing fund under Large Cap Growth. Perhaps we are just a good fund.

We would like to take this opportunity to express our sincere appreciation to our valued and growing family of shareholders, for your continued support of and confidence in the Profit Value Fund. We look forward to serving your investment needs for many years to come.

Sincerely,


Eugene A. Profit
President

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)
================================================================================

ASSETS
Investments in securities:
     At acquisition cost                                           $  5,375,282
                                                                   ============
     At value (Note 1)                                             $  5,824,760
Receivable for securities sold                                          164,604
Receivable for capital shares sold                                        8,798
Dividends receivable                                                      6,537
Receivable from Adviser (Note 3)                                         22,725
Organization costs, net (Note 1)                                         13,963
Other assets                                                             13,051
                                                                   ------------
     TOTAL ASSETS                                                     6,054,438
                                                                   ------------

LIABILITIES
Payable to Administrator (Note 3)                                         4,000
Payable for securities purchased                                        213,777
Payable for capital shares redeemed                                         942
Other accrued expenses and liabilities                                      354
                                                                   ------------
     TOTAL LIABILITIES                                                  219,073
                                                                   ------------

NET ASSETS                                                         $  5,835,365
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $  5,270,003
Accumulated net investment loss                                         (34,725)
Accumulated net realized gains from security transactions               150,609
Net unrealized appreciation on investments                              449,478
                                                                   ------------
NET ASSETS                                                         $  5,835,365
                                                                   ============

Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value)                         344,966
                                                                   ============

Net asset value and redemption price per share (Note 1)            $      16.92
                                                                   ============

Maximum offering price per share (Note 1)                          $      17.63
                                                                   ============

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
================================================================================

INVESTMENT INCOME
     Dividends                                                     $     28,656
                                                                   ------------

EXPENSES
     Investment advisory fees (Note 3)                                   38,910
     Professional fees                                                   20,309
     Accounting services fees (Note 3)                                   12,000
     Organization expense (Note 1)                                       11,830
     Insurance expense                                                    9,038
     Custodian fees                                                       7,140
     Administration fees (Note 3)                                         6,000
     Transfer agent fees (Note 3)                                         6,000
     Registration fees                                                    5,167
     Distribution expense (Note 3)                                        4,619
     Postage and supplies                                                 3,698
     Trustees' fees and expenses                                          1,500
     Reports to shareholders                                                890
     Pricing expense                                                        613
     Other expenses                                                         251
                                                                   ------------
          TOTAL EXPENSES                                                127,965
     Fees waived and expenses reimbursed (Note 3)                       (64,584)
                                                                   ------------
          NET EXPENSES                                                   63,381
                                                                   ------------

NET INVESTMENT LOSS                                                     (34,725)
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized gains from security transactions                      150,825
     Net change in unrealized appreciation/
          depreciation on investments                                (1,423,578)
                                                                   ------------

NET REALIZED AND UNREALIZED
     LOSSES ON INVESTMENTS                                           (1,272,753)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (1,307,478)
                                                                   ============

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
=====================================================================================================
                                                                         Six Months
                                                                            Ended            Year
                                                                          March 31,         Ended
                                                                             2001        September 30,
                                                                         (Unaudited)         2000
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
      Net investment loss                                               $    (34,725)    $    (45,928)
      Net realized gains from security transactions                          150,825          185,509
      Net change in unrealized appreciation/depreciation
         on investments                                                   (1,423,578)         985,206
                                                                        ------------     ------------
Net increase (decrease) in net assets from operations                     (1,307,478)       1,124,787
                                                                        ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
      Distributions from net realized gains                                 (185,725)        (214,751)
                                                                        ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                              831,286        2,687,184
      Net asset value of shares issued in
          reinvestment of distributions to shareholders                      185,710          214,736
      Payments for shares redeemed                                          (406,114)      (1,004,957)
                                                                        ------------     ------------
Net increase in net assets from capital share transactions                   610,882        1,896,963
                                                                        ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (882,321)       2,806,999

NET ASSETS:
      Beginning of period                                                  6,717,686        3,910,687
                                                                        ------------     ------------
      End of period                                                     $  5,835,365     $  6,717,686
                                                                        ============     ============


CAPITAL SHARE ACTIVITY:
      Shares sold                                                             45,048          131,715
      Shares issued in reinvestment of distributions to shareholders          10,006           11,046
      Shares redeemed                                                        (20,649)         (49,272)
                                                                        ------------     ------------
          Net increase in shares outstanding                                  34,405           93,489
      Shares outstanding, beginning of period                                310,561          217,072
                                                                        ------------     ------------
      Shares outstanding, end of period                                      344,966          310,561
                                                                        ============     ============

See accompanying notes to financial statements.

PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
=================================================================================================================================
                                                                 Six Months
                                                                   Ended            Year         Year         Year       Period
                                                                  March 31,        Ended        Ended        Ended        Ended
                                                                    2001          Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:   (Unaudited)        2000         1999         1998       1997 (a)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value at beginning of period                         $  21.63        $  18.02     $  12.66     $  12.88     $  10.00
                                                                  --------        --------     --------     --------     --------

   Income (loss) from investment operations:
        Net investment income (loss)                                 (0.10)          (0.15)       (0.12)       (0.02)        0.07
        Net realized and unrealized gains
           (losses) on investments                                   (4.01)           4.75         5.50        (0.06)        2.81
                                                                  --------        --------     --------     --------     --------
   Total from investment operations                                  (4.11)           4.60         5.38        (0.08)        2.88
                                                                  --------        --------     --------     --------     --------

   Less distributions:
        Dividends from net investment income                            --              --           --        (0.09)          --
        Distributions from net realized gains                        (0.60)          (0.99)       (0.02)       (0.05)          --
                                                                  --------        --------     --------     --------     --------
   Total distributions                                               (0.60)          (0.99)       (0.02)       (0.14)          --
                                                                  --------        --------     --------     --------     --------

   Net asset value at end of period                               $  16.92        $  21.63     $  18.02     $  12.66     $  12.88
                                                                  ========        ========     ========     ========     ========

RATIOS AND SUPPLEMENTAL DATA:

   Total return (b)                                                (19.25%)(d)      26.14%       42.52%       (0.57%)      28.80%(d)
                                                                  ========        ========     ========     ========     ========

   Net assets at end of period (000's)                            $  5,835        $  6,718     $  3,911     $  2,016     $  2,010
                                                                  ========        ========     ========     ========     ========

   Ratio of net expenses to average net assets (c)                   2.04% (e)       1.95%        1.95%        1.95%        1.95%(e)

   Ratio of net investment income (loss)
      to average net assets                                         (1.12%)(e)      (0.81%)      (0.82%)      (0.18%)       1.19%(e)

   Portfolio turnover rate                                             51% (e)         47%          23%         101%          10%(e)
---------------------------------------------------------------------------------------------------------------------------------

(a) Represents the period from the initial public offering of shares (November 15, 1996) through September 30, 1997.

(b)  Total returns shown exclude the effect of applicable sales loads.

(c) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.94%(e), 4.24%, 6.87%, 8.36% and 18.57%(e) for the periods ended March 31, 2001 and September 30, 2000, 1999, 1998 and 1997, respectively (Note 3).

(d)  Not annualized.

(e)  Annualized.

See accompanying notes to financial statements.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)
================================================================================
                                                                       MARKET
COMMON STOCKS --- 94.5%                                  SHARES         VALUE
                                                                         ($)
--------------------------------------------------------------------------------
AEROSPACE --- 2.7%
General Dynamics Corp.                                    2,500          156,850
                                                                    ------------

BASIC MATERIALS --- 1.9%
E.I. du Pont de Nemours & Co.                             3,000          122,100
                                                                    ------------

COMMERCIAL SERVICES --- 3.0%
Cendant Corp. *                                          12,000          175,080
                                                                    ------------

COMMUNICATIONS --- 1.3%
McDATA Corp. *                                              220            4,152
Nokia Oyj - ADR                                           3,000           72,000
                                                                    ------------
                                                                          76,152
                                                                    ------------

CONGLOMERATE --- 4.5%
Bershire Hathaway, Inc. - Class A *                           4          261,800
                                                                    ------------

ENERGY & RESOURCES --- 10.7%
Conoco, Inc. - Class B                                    6,227          175,913
El Paso Corporation                                       2,500          163,250
Exxon Mobil Corp.                                         1,460          118,260
Texaco, Inc.                                              2,500          166,000
                                                                    ------------
                                                                         623,423
                                                                    ------------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)
================================================================================
                                                                       MARKET
COMMON STOCKS --- 94.5%                                  SHARES         VALUE
                                                                         ($)
--------------------------------------------------------------------------------
FINANCIAL & INSURANCE --- 10.2%
Bank of America Corp.                                     2,000          109,500
Citigroup, Inc.                                           2,000           89,960
Franklin Resources, Inc.                                  3,000          117,330
Goldman Sachs Group, Inc.                                 1,000           85,100
Legg Mason, Inc.                                          2,000           84,200
Merrill Lynch & Co., Inc.                                 2,000          110,800
                                                                    ------------
                                                                         596,890
                                                                    ------------

HEALTHCARE --- 8.5%
Bristol-Myers Squibb Company                              2,000          118,800
Elan Corp. plc *                                          2,500          130,625
Merck & Co., Inc.                                         1,600          121,440
Pfizer, Inc.                                              3,000          122,850
                                                                    ------------
                                                                         493,715
                                                                    ------------

HOTELS --- 2.0%
Host Marriott Corp.                                      10,000          116,800
                                                                    ------------

MANUFACTURING --- 1.9%
Tyco International, Ltd.                                  2,500          108,075
                                                                    ------------

MULTI-MEDIA --- 8.1%
Radio One, Inc. *                                        10,000          175,625
Univision Communications, Inc. - Class A *                4,000          152,640
Walt Disney Co.                                           5,000          143,000
                                                                    ------------
                                                                         471,265
                                                                    ------------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)
================================================================================
                                                                       MARKET
COMMON STOCKS --- 94.5%                                  SHARES         VALUE
                                                                         ($)
--------------------------------------------------------------------------------
OIL AND GAS DRILLING --- 1.8%
Global Marine, Inc. *                                     4,000          102,400
                                                                    ------------

PAPER MILLS --- 6.0%
Georgia-Pacific Group                                     5,000          147,000
Kimberly-Clark Corporation                                3,000          203,490
                                                                    ------------
                                                                         350,490
                                                                    ------------

RETAIL --- 7.7%
Home Depot, Inc.                                          2,500          107,750
Tricon Global Restaurants, Inc. *                         5,000          190,950
Wal-Mart Stores, Inc.                                     3,000          151,500
                                                                    ------------
                                                                         450,200
                                                                    ------------

TECHNOLOGY --- 18.7%
AOL Time Warner, Inc. *                                   4,800          192,720
Cisco Systems *                                           4,110           64,989
Compuware Corp. *                                        10,000           97,500
EMC Corp. *                                               6,000          176,400
Intel Corp.                                               4,000          105,251
Microsoft Corp. *                                         3,000          164,062
Palm, Inc. *                                              6,000           50,438
Sun Microsystems *                                        4,000           61,480
VeriSign, Inc. *                                          3,000          106,312
Western Digital Corp. *                                  15,000           71,400
                                                                    ------------
                                                                       1,090,552
                                                                    ------------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)
================================================================================
                                                                       MARKET
COMMON STOCKS --- 94.5%                                  SHARES         VALUE
                                                                         ($)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS --- 4.0%
Sprint PCS Group                                          6,000          114,000
WorldCom, Inc. *                                          6,436          120,273
                                                                    ------------
                                                                         234,273
                                                                    ------------

TRANSPORT SERVICES --- 1.5%
UAL Corp.                                                 2,600           85,930
                                                                    ------------

TOTAL COMMON STOCKS --- (COST $5,066,517)                              5,515,995
                                                                    ------------

================================================================================
                                                                       MARKET
CASH EQUIVALENTS --- 5.3%                                SHARES         VALUE
                                                                         ($)
--------------------------------------------------------------------------------
Fidelity Institutional Cash Portfolio - Government      308,765          308,765
                                                                    ------------

TOTAL MONEY MARKETS --- (COST $308,765)                                  308,765
                                                                    ------------

TOTAL INVESTMENTS AT VALUE --- 99.8% (COST $5,375,282)              $  5,824,760

OTHER ASSETS IN EXCESS OF LIABILITIES --- 0.2%                            10,605
                                                                    ------------

NET ASSETS --- 100.0%                                               $  5,835,365
                                                                    ============

* Non-income producing security.

See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)
================================================================================

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption. As of March 31, 2001, unamortized organization costs of $13,963 are scheduled to be amortized over a remaining 7 months.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 2001, net unrealized appreciation on investments was $449,478 for federal income tax purposes, of which $1,128,966 related to appreciated securities and $679,488 related to depreciated securities based on a federal income tax cost basis of $5,375,282.

2.   INVESTMENT TRANSACTIONS

During the six months ended March 31, 2001, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,902,608 and $1,568,020, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC (the Adviser). Certain other trustees and officers of the Trust are also officers of the Adviser, or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)
================================================================================

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

During the six months ended March 31, 2001, the Advisor voluntarily waived its investment advisory fees of $38,910 and reimbursed the Fund for $25,674 of other operating expenses in order to limit total operating expenses of the Fund to 2.25% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such net assets between $25 million and $50 million; and 0.10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $1,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a fee, based on current asset levels, of $2,000 per month from the Fund.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $17 per shareholder account from the Fund, subject to a $1,000 minimum monthly fee. In addition, the Fund reimburses IFS for out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $192 from underwriting and brokerage commissions on the sale of shares of the Fund during the six months ended March 31, 2001.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $4,619 under the Plan during the six months ended March 31, 2001.